THE BENCHMARK FUNDS
                            Equity Portfolios
                        ________________________


                  Supplement dated February 14, 1997 to
                     Prospectus dated April 1, 1996


Delete the last paragraph on page 30 and the first two full paragraphs on page 31 and replace with the following language:


Primary responsibility for the management of the Balanced Portfolio lies with Jon D. Brorson, Vice President in the Institutional Asset Management Division, and Monty M. Memler, Vice President in the Fixed Income Management Division of Northern's Investment Services Group. Mr. Brorson joined Northern in 1996. Prior to joining Northern, he was a founding principal and Managing Director of Hartline Investment Corporation since 1990 where he managed equity portfolios for individual and institutional clients. Mr. Memler joined Northern in 1986. During the past five years, Mr. Memler has managed various fixed income portfolios, including the Balance Portfolio since it commenced operations on July 1, 1993.

Primary responsibility for the management of the Diversified
Growth Portfolio and the Focused Growth Portfolio lies with Jon
D. Brorson whose business activities during the past five years are described above.